UCM FUNDS
UCM SHORT DURATION FUND Institutional Shares (UCMIX) Investor Shares (UCMRX) PROSPECTUS December 6, 2010

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus.  Any representation to the contrary is a criminal offense.

Summary Section

UCM Short Duration Fund – Institutional Shares and Investor Shares

Investment Objective

The UCM Short Duration Fund (the “Fund”) seeks to provide a high level of current income that is consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sale price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.30%	0.30%
Total Annual Fund Operating Expenses	0.65%	0.90%
Fee Reduction and/or Expense Reimbursement(2)	(0.05%)	(0.05%)
Net Annual Fund Operating Expenses	0.60%	0.85%

(1)	“Other expenses” are based on estimated amounts expected to be incurred for the current fiscal year.

(2)
The Adviser has contractually agreed to reduce a portion of its fee and reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 0.60% and 0.85%, respectively, through March 31, 2013 (“Expense Cap”). The Expense Cap may be changed or eliminated with the consent of the Board of Trustees.  The Adviser may be reimbursed by the Fund for any contractual fee reduction or expense reimbursements if reimbursement to the Adviser occurs within three years of the fee reduction or expense reimbursement and does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.  Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap would apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Shares	Investor Shares
1 year	$61	$87
3 years	$203	$282

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund invests primarily in investment-grade debt securities of domestic entities.  Investment-grade debt securities are those rated in one of the four highest rating categories by a nationally recognized statistical rating organization.  An unrated debt security may be treated as investment grade.  The Fund may hold securities that are downgraded to non-investment grade and would no longer qualify for initial investment. Under normal circumstances, the Fund expects to maintain a weighted average portfolio duration of up to 3 years. The Fund defines duration as effective duration which is the interest rate sensitivity of projected cash flows from Fund securities, adjusted for amortization, prepayments, and expected calls and puts. The Fund believes that effective duration provides the most accurate estimation of the Fund’s interest rate sensitivity.

Debt securities may include all fixed-income securities (both fixed and floating-rate securities), U.S. Government securities, municipal securities, special purpose entities (such as asset-backed or mortgage-backed security issuers), zero coupon securities, money market securities and repurchase agreements. U.S. Government securities include U.S. Treasury bills, notes and other obligations that are issued by or guaranteed as to interest and principal by the U.S. Government or by agencies or instrumentalities of the U.S. Government.  U.S. Government securities also include the mortgage-related securities issued by: (i) the Government National Mortgage Association and the Small Business Administration, which are supported by the full faith and credit of the U.S. Government; and (ii) Fannie Mae and Freddie Mac, which are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s commitment to purchase preferred stock to ensure the issuers’ positive net worth through at least 2012.

The Adviser will allocate the Fund’s assets across different market sectors and different maturities based on its view of the relative value of each sector or maturity. The Fund may purchase and sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Investment Risks

General Market Risk.  The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Recent Market Events Risk.  It is important that investors closely review and understand the risks of investing in the Fund. Unprecedented recent turbulence in the financial markets and reduced liquidity in credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Asset-Backed Securities Risk.  Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Commercial Mortgage-Backed Securities Risk.  Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans.

Counterparty Risk.  Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction.

Debt Securities Risk.   An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Issuers may increase prepayments of principal when interest rates fall, and decrease prepayments of principal when interest rates increase, affecting the maturity of the debt security and causing the value of the security to decline. Securities rated below investment grade are subject to greater risk of loss of your money than higher rated securities.

Government Intervention in and Regulation of Financial Markets Risk.  Changes in government regulation may adversely affect the value of a security.

Management Risk.  The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Mortgage-Backed Securities Risk.  The value of the Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Prepayment Risk.  Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Repurchase Agreement Risk.  Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the Fund may have difficulty exercising rights to the collateral.

U.S. Government Securities Risk.   A security backed by the U.S. Treasury or the full faith and credit of the U.S. is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain securities issued by the U.S. Government or its agencies or instrumentalities may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuer and the U.S. Treasury’s commitment to purchase preferred stock to ensure the issuer’s positive net worth.  In some cases, there may be a risk of default by the issuer.

Performance Information

The Fund is newly created and does not have a full calendar year performance record.  Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Adviser.   UCM Partners, L.P. (the “Adviser”) is the Fund’s investment adviser.

Portfolio Managers.  Thomas Mandel and Vesta Marks, Jr. are primarily responsible for the day-to-day management of the Fund and have served as co-portfolio managers of the Fund since its inception in 2010.  Mr. Mandel is a Founder and Senior Managing Director of the Adviser.  Mr. Marks is a Director and portfolio manager of the Adviser.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day the New York Stock Exchange is open for business.  You may purchase or redeem shares directly from the Fund by calling (877) 828-8210 or writing to the Fund at (UCM Short Duration Fund, P.O. Box 588, Portland, Maine 04112).  You also may purchase or redeem shares of the Fund through your financial intermediary.  The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
All Accounts	$1,000,000	None	$2,500	None

Tax Information

Shareholders may receive distributions from the Fund of dividends, income and capital gains, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

details regarding the fund’s investment strategies and risks

Additional Information Regarding Principal Investment Strategies

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees (“Board”) without a vote of shareholders.

The Fund invests primarily in investment-grade debt securities of domestic entities.  Investment-grade debt securities are those rated in one of the four highest rating categories by a nationally recognized statistical rating organization.  An unrated debt security may be treated as investment grade.  The Fund may hold securities that are downgraded to non-investment grade and would no longer qualify for initial investment. Under normal circumstances, the Fund expects to maintain a weighted average portfolio duration of up to 3 years. The Fund defines duration as effective duration which is the interest rate sensitivity of projected cash flows from Fund securities, adjusted for amortization, prepayments, and expected calls and puts. The Fund believes that effective duration provides the most accurate estimation of the Fund’s interest rate sensitivity.     The Fund has no restrictions on individual security duration.  In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise.  Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.  Variable and floating rate securities are generally less sensitive to interest rate changes.

Debt securities may include all fixed-income securities (both fixed and floating-rate securities), U.S. Government securities, municipal securities, special purpose entities, zero coupon securities, money market securities and repurchase agreements.

The Fund may invest in securities that pay interest on a variable or floating rate basis including:

•
U.S. Government securities such as U.S. Treasury bills, notes and other obligations that are issued by or guaranteed as to interest and principal by the U.S. Government or by agencies or instrumentalities of the U.S. Government.  U.S. Government securities also include the mortgage-related securities issued by: (i) the Government National Mortgage Association and the Small Business Association, which are supported by the full faith and credit of the U.S. Government;  and (ii) Fannie Mae and Freddie Mac, which are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s commitment to purchase preferred stock to ensure the issuers’ positive net worth through at least 2012.

•
U.S. dollar-denominated obligations consisting of U.S. issuers including corporate bonds, notes, commercial paper, mortgage-backed and other asset-backed securities (meeting the stated final maturity, liquidity, and quality guidelines). Mortgage related securities and other asset-backed securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/ or principal.

•	Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises.

•	Zero coupon bonds.

•	Bank certificates of deposit, fixed time deposits and bankers’ acceptances.

•
Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price. The Fund may invest in repurchase agreements on debt securities.

The Adviser will allocate the Fund’s assets across different market sectors  and different maturities based on its view of the relative value of each sector or maturity. The Fund may purchase and sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Additional Information Regarding Principal Risk Factors

General Market Risk. In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. Additional principal risks include:

Recent Market Events Risk.  The securities markets have experienced significant volatility since 2008.  The fixed-income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and an increased likelihood of default and valuation difficulties.  In some cases, the prices of securities of individual companies have been negatively impacted, even though there may have been little or no apparent degradation in the financial conditions or prospects of those companies.  Continuing market problems may have adverse effects on the performance of the Fund.

Asset-Backed Securities Risk. Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Commercial Mortgage-Backed Securities Risk.  Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Counterparty Risk. Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction.  Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving zero coupon securities and repurchase agreements.

Debt Securities Risk.   The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund invests. The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates. The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a debt security if the issuer defaults. Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments. The acceleration can shorten the maturity of the debt security, reducing the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline.

Government Intervention in and Regulation of Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the

Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Management Risk.  The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Mortgage-Backed Securities Risk.  The value of the Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by U.S. G overnment agencies or instrumentalities (‘‘Agencies’’), but may also be issued or guaranteed by other private issuers. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. G overnment. There is no guarantee that the U.S. G overnment will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. G overnment’s full faith and credit. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. G overnment.

Prepayment Risk.  Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Repurchase Agreements Risk.  Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase through its regular custodian. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. G overnment securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

U.S. Government Securities Risk.   A security backed by the U.S. Treasury or the full faith and credit of the U.S. is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Not all U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury. Certain securities issued by U.S. Government agencies and instrumentalities are backed by the right of the issuer to borrow from the U.S.

Treasury, the discretionary authority of the U.S. Treasury to lend to the issuer and the U.S. Treasury’s commitment to purchase preferred stock to ensure the issuer’s positive net worth.  In some cases, there may be a risk of default by the issuer. In addition, because many types of U.S. Government obligations trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund).  The business of the Trust and the Fund is managed under the oversight of the Board.  The Board meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund.  Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Statement of Additional Information (“SAI”).

Investment Adviser

The Fund’s adviser is UCM Partners, L.P. (the “Adviser”), an investment adviser registered with the Securities and Exchange Commission since 1992. The Adviser’s principal place of business is 52 Vanderbilt Avenue, Suite 401, New York, NY 10017.  The Adviser also provides advisory services to the accounts of private individual and institutional investors.  As of November 30, 2010, the Adviser had $940 million in assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund.  The Adviser receives an annual advisory fee from the Fund at an annual rate equal to 0.35% of the Fund’s average annual daily net assets.  A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement will be included in the Fund’s semi-annual report for the period ending May 31, 2011.

Portfolio Managers

Thomas Mandel and Vesta Marks, Jr. co-manage the Fund’s portfolio.  Messrs. Mandel and Marks are jointly responsible for overall Fund asset allocation decisions and investment decisions of the Fund.

Thomas Mandel, CFA, is a founding member and Managing Director of the Adviser.  Mr. Mandel was the chief investment officer from inception until 2005, and has remained a senior member of the investment team since that time.  Mr. Mandel has 25 years of experience managing fixed-income portfolios including cash management strategies.

Vesta Marks, Jr. , CFA, is a Director and portfolio manager of the Adviser.  Mr. Marks has been with the Adviser since 2004 and has been managing the Adviser’s short duration strategy since 2007.

The Fund’s SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of the Fund’s securities by the portfolio managers.

Related Performance of the Adviser

The performance information below has been provided by the Adviser and relates to the historical performance of all accounts managed by the Adviser in its Short Duration Strategy (the “Composite”), the style used to manage the Fund.  The Fund’s investment objectives, policies, guidelines and restrictions are, in all material respects, substantially similar to the Composite’s investment objectives, policies, guidelines and restrictions.

While the Adviser is primarily responsible for the Fund’s performance, the information presented does not represent the past performance of the Fund.  You should not consider these performance data as an indication of future performance of the Fund.

Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Global Association of Investment Professionals.  Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance.  All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses.  All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by Adviser’s private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund’s performance will be calculated using the method required by the U.S. Securities and Exchange Commission (the “SEC”), which differs from the method used to calculate the performance of the private accounts.

The accounts that comprise the Composite are not subject to the same types of expenses or diversification requirements to which the Fund is subject, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected (i.e., lower) if the private accounts included in the Composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of all the Adviser’s accounts managed in the same or substantially similar style as the Fund for the periods ended June 30, 2010. The total return figures reflect performance net of all advisory fees and transaction costs. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

Calendar Year Returns

Average Annual Returns as of June 30, 2010

Year(s)	UCM’s Short Duration Strategy Composite(1)	Barclays Capital 1-3 Year Government Index(2)
1 Year	3.95%	2.86%
5 Years	4.01%	4.38%
10 Years	4.47%	4.42%
Since Inception (8/1/1993)	5.01%	4.91%

(1)
The presentation above describes 3 accounts valued at $135 million, as of June 30, 2010.  The Composite comprises all discretionary accounts that have substantially similar investment objectives, policies and restrictions.

(2)
The Barclays Capital 1-3 Year Government Index includes Treasury and Agency securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.  The index contains only dollar denominated, investment grade issues with at least $250 million par outstanding.

Other Service Providers

Atlantic Fund Services (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of the Fund’s shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and the other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees are charged directly to that class.  Certain service providers may reduce all or any portion of their fees and may reimburse certain expenses of the Fund.  Any fee reduction or expense reimbursement may be recouped by the service provider for up to three subsequent fiscal years as long as the recoupment does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.  Any agreement to reduce fees or reimburse expenses increases the investment performance of the Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect.

Your Account

How to Contact the Fund

Telephone us at:
(877) 828-8210 (toll free)

Write to us at:
UCM Short Duration Fund
P.O. Box 588
Portland, Maine 04112

Overnight address:
UCM Short Duration Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):
Please contact the transfer agent at (877) 828-8210 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business.  Under unusual circumstances, such as in the case of an emergency, the Fund may calculate its net asset value (‘NAV”) and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved financial intermediary receives your request in good order.  “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents and Medallion Signature Guarantees.  All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV.  Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements from the Fund detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction.  Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable.  The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect that Fund or its operations.

When and How NAV is Determined.  The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.  Exchange holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s assets may vary on those days.  In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed.

The NAV of the Fund is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class.  Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value other than certain short-term securities which are valued at amortized cost.  Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day.  In the absence of sales, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Fund’s Board.  The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board.  Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Transactions through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, “financial intermediaries”) to accept purchase, redemption and exchange orders on the Fund’s behalf.  If you invest through a financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund.  Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares.  You should consult your broker or other representative of your financial intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary.  Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m., Eastern Time, and are processed the same day at that day’s NAV.  To ensure that this occurs, the financial intermediaries are responsible for transmitting all orders to the Fund in compliance with their contractual deadlines.

Payments to Financial Intermediaries. The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  To the extent that the Fund pays (all or a portion of) such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries.  Such compensation is sometimes referred to as “revenue sharing.”  Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program.  Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law.  The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, (i) to refuse, cancel or rescind any purchase order or (ii) to freeze any account and/or suspend account services.  These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings.  A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Choosing a Share Class

The Fund offers two classes of shares: Institutional Shares and Investor Shares.  Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Institutional Shares. Institutional Shares of the Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts.  Institutional Class shares are sold without the imposition of initial sales charges and are not subject to any Rule 12b-1 fees.

Investor Shares. Investor Shares of the Fund are sold to retail investors who invest in the Fund directly or through a fund supermarket or other investment platform.  Investor Shares are sold without the imposition of initial sales charges and are subject to a Rule 12b-1 fee of up to 0.25% of the Fund’s average daily net assets.  A lower minimum initial investment is required to purchase Investor Shares.

	Institutional Shares	Investor Shares
Minimum Initial Investment	$1,000,000	$2,500
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, ACH or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).  The Fund and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “UCM Short Duration Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “UCM Short Duration Fund.” A $20 charge may be imposed on any returned checks.

ACH. Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

Wires.  Instruct your financial institution with whom you have an account to make a federal funds wire payment to us.  Your financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
All Accounts	$1,000,000	None	$2,500	None

If deemed appropriate by the Trust’s officers, the Fund reserves the right to waive initial minimum investment amounts.

Registered investment advisers and financial planners may be permitted to aggregate the value of Traditional or Roth Individual Retirement Accounts.

Account Requirements.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons required to sign exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.

Corporations/Other
•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts	•The trust must be established before an account may be opened.
•The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth and other information or documents that will allow the Fund to identify you.  If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser.  If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount.  Once your application is accepted, the Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion.  If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account.  If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.  If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders.  The Fund requires that all shareholders must be U.S. persons or U.S. resident aliens with a valid U.S. taxpayer identification number (or who can show proof of having applied for a U.S. taxpayer identification number and commit to provide a valid U.S. taxpayer identification number within 60 days) to open an account with the Fund.

Investment Procedures.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.
By Check
•Call or write us for an account application.
•Complete the application (and other required documents, if applicable).
•Mail us your original application (and other required documents, if applicable) and a check.
By Check •Fill out an investment slip from a confirmation or write us a letter. •Write your account number on your check. •Mail us the slip (or your letter) and the check.

By Wire
•Call or write us for an account application.
•Complete the application (and other required documents, if applicable).
•Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
•Mail us your original application (and other required documents, if applicable).
•Instruct your financial institution to wire your money to us.

By Wire •Instruct your financial institution to wire your money to us.
By ACH Payment (for Investor Shares only)
•Call or write, for an account application.
•Complete the application (and other required documents, if applicable).
•Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
•Mail us your original application (and other required documents, if applicable).
•We will electronically debit your purchase proceeds from the financial institution identified on your account application.
•Purchases are limited to $25,000 per day.

By ACH Payment
•Call to request a purchase by ACH payment.
•We will electronically debit your purchase proceeds from the financial institution identified on your account application.
•Purchases are limited to $25,000 per day.

Systematic Investments.  You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $100 per occurrence.  If you wish to enroll in the systematic investment plan, complete the appropriate section on the account application.  Your signed account application must be received at least 3 business days prior to the initial transaction.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the systematic investment plan by notifying the Fund sufficiently in advance of the next withdrawal.

The systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call (877) 828-8210 for additional information regarding the Fund’s systematic investment plan.

Limitation on Frequent Purchases.  Because of the Fund’s low volatility and holdings of short-term securities, generally the Fund is not susceptible to market timing.  Thus, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies.

Canceled or Failed Payments.  The Fund accepts checks and ACH transfers at full value subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear.  You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.  The Fund and its agents have the right to reject or cancel any purchase due to non-payment.

Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV.  The Fund may not suspend or reject a redemption request that is in good order or delay payment for a redemption for more than seven days, except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for the Fund to dispose of or value securities it owns or as permitted by the SEC.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days from the date of purchase.

How to Sell Shares from Your Account
Through a Financial Intermediary
•If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
•      Contact your financial intermediary using the method that is most convenient for you.

By Mail
• Prepare a written request including:
•Your name(s) and signature(s)
•Your account number
•The Fund name and class
•The dollar amount or number of shares you want to sell
•How and where to send the redemption proceeds
•Obtain a signature guarantee (if required)
•Obtain other documentation (if required)
• Mail us your request and documentation.

By Telephone
•Call us with your request (unless you declined telephone redemption privileges on your account application).
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
•Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application.
Systematically
• Complete the systematic withdrawal section of the application.
• Attach a voided check to your application.
• Mail us the completed application.
•Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application.

Wire Redemption Privileges.  You may redeem your shares by wire unless you declined wire redemption privileges on your account application.  The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges.  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.  Telephone redemption orders may be difficult to complete during periods of significant economic or market activity.  If you are not able to reach the Fund by telephone, you may mail your redemption order.

Systematic Withdrawals.  You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month.  These payments are sent from your account by check to your address of record, or if you so designate, to your bank account by ACH payment.  To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application.  The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  You may terminate your participation in the plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  Please call (877) 828-8210 for additional information regarding the Fund’s systematic withdrawal plan.

Signature Guarantee Requirements.  To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee.  A Medallion Signature Guarantee verifies the authenticity of your signature.  You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public.  The transfer agent will require written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name or account registration
•	Paying redemption proceeds from an account for which the address has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances.  If the value of your account falls below $1,000, the Fund may ask you to increase your balance.  If after 60 days, the account value is still below $1,000, the Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Redemptions in Kind.  Pursuant to an election filed with the SEC, the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent that the shareholder redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.  Please see the SAI for more details on redemptions in kind.

Lost Accounts.  The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is lost, all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding (unpaid for six months or more) check and checks that have been returned to the transfer agent may be reinvested at the then-current NAV, and the checks will be canceled.  However, checks will not be reinvested into accounts with a zero balance, but will be held in an account until the transfer agent locates you or escheats the funds to the state of your last known address.

Rule 12b-1 and Other Service Fees.  The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts.  Because Investor Shares pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Retirement Accounts

You may invest in Fund shares through an IRA, including traditional and Roth IRAs, also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans.  Before investing in any IRA or other retirement plan, you should consult your tax advisor.  Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Other Information

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income daily and pays those distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions from non-qualified retirement accounts, are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. In the absence of legislation that provides otherwise, beginning on January 1, 2011 qualified dividend income will no longer qualify for the 15% maximum federal income tax rate but instead will be taxed as ordinary income.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund will be required to withhold federal income tax at the backup withholding rate of 28%, 31% after 2010 on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

Distributions from the Fund and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% U.S. Federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Financial Highlights

Financial Highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

UCM Short Duration Fund
INSTITUTIONAL SHARES
INVESTOR SHARES

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about the Fund’s investments will be available in the Fund’s annual/semi-annual reports (when available) to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual/semi-annual reports (when available) and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

UCM Short Duration Fund
c/o Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(877) 828-8210 (toll free)

The Fund’s Prospectus, SAI and annual/semi-annual reports are not available on the Fund’s website as the Fund does not maintain a website at this time.

Securities and Exchange Commission Information
You may also review the Fund’s annual/semi-annual reports (when available), the SAI and other information about the Fund at the Public Reference Section of the Securities and Exchange Commission (“SEC”).  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D. C. 20549-1520
e-mail:publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports (when available) and the SAI, is available on the SEC’s website at: www.sec.gov

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-3023